UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2017

POLARITYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51128	06-1529524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

615 Arapeen Drive

Salt Lake City, UT 84108

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (732) 225-8910

Please send copies of all communications to:

Harvey J. Kesner, Esq.

Sichenzia Ross Ference Kesner LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Telephone: (212) 930-9700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of PolarityTE, Inc. (the “Company”) was held on October 18, 2017 at 615 Arapeen Drive, Suite 102, Salt Lake City, Utah 84108 at 10:00 a.m. local time. At the Annual Meeting, a total of 16,823,058 shares, or 81.0%, of the Company’s common stock and preferred stock, on an as converted basis and subject to beneficial ownership limitations, issued and outstanding as of the record date for the Annual Meeting were represented in person or by proxy. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter.

1) To elect as Class III directors the nominees named in the proxy statement;

Nominee	Votes For	Votes Against	Abstain
Denver Lough	16,722,242	68,785	3,576
Edward Swanson	16,722,529	68,498	3,576
John Stetson	16,709,525	79,203	5,875

The nominees were elected.

2) To ratify the appointment of Jeff Dyer and Jon Mogford as Class I Directors;

Votes For	Votes Against	Abstain
16,702,065	86,952	5,586

The appointment was ratified.

3) To ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2017;

Votes For	Votes Against	Abstain
16,795,496	21,145	6,401

The appointment was ratified.

4) To advise the Company as to whether you approve the compensation of our named executive officers (Say-on-Pay).

Votes For	Votes Against	Abstain
16,609,474	173,112	12,016

The compensation of our named executive officers was approved.

5) To advise the Company as to whether you prefer a vote to advise us on the compensation of our named executive officers every year, every two years or every three years (Say-on-Pay Frequency);

One Year	Two Years	Three Years	Abstain
16,698,117	57,297	28,725	10,469

A vote every one year was approved.

6) To approve an amendment to the Company’s 2017 Equity Incentive Plan to increase the reservation of common stock for issuance thereunder to 7,300,000 shares from 3,450,000 shares;

Votes For	Votes Against	Abstain
16,599,255	161,250	34,098

The amendment to the Company’s 2017 Equity Incentive Plan was approved.

7) To authorize the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d);

Votes For	Votes Against	Abstain
16,710,556	54,125	29,922

The issuance of securities was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLARITYTE, INC.

Dated: October 23, 2017	/s/ John Stetson
John Stetson
Chief Financial Officer